Exhibit 99.1
Jamf Announces Second Quarter 2025 Financial Results
•Q2 total revenue year-over-year growth of 15% to $176.5 million
•Q2 net loss year-over-year growth of 8%; Q2 adjusted EBITDA year-over-year growth of 40%
MINNEAPOLIS – August 7, 2025 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its second quarter ended June 30, 2025.
“Our second quarter results were strong, exceeding the high end of our outlook for both revenue and profitability,” said John Strosahl, CEO. “We recently launched a strategic reinvestment plan to allow for investment in areas with the highest opportunity for growth, including enhancing our go-to-market function to align with our platform strategy and expanding our AI capabilities. We believe these efforts will help drive long-term growth, improve operational efficiency and enhance shareholder value.”
Second Quarter 2025 Financial Highlights
•Revenue: Total revenue of $176.5 million, an increase of 15% year-over-year.
•ARR: ARR of $710.0 million as of June 30, 2025, an increase of 14% year-over-year.
•Gross Profit: GAAP gross profit of $132.7 million, or 75% of total revenue, compared to $118.0 million in the second quarter of 2024. Non-GAAP gross profit of $141.6 million, or 80% of total revenue, compared to $124.9 million in the second quarter of 2024.
•Operating Loss/Income: GAAP operating loss of $15.0 million, or (8)% of total revenue, compared to $20.0 million in the second quarter of 2024. Non-GAAP operating income of $33.5 million, or 19% of total revenue, compared to $23.5 million in the second quarter of 2024.
•Net Loss/Adjusted EBITDA: Net loss year-over-year growth of 8% to $20.9 million, or (12)% of total revenue, compared to net loss of $19.3 million in the second quarter of 2024. Adjusted EBITDA year-over-year growth of 40% to $35.3 million, or 20% of total revenue, compared to $25.3 million in the second quarter of 2024.
•Cash Flow: Cash flow provided by operations year-over year growth of 57% to $74.6 million for the TTM ended June 30, 2025, or 11% of TTM total revenue, compared to $47.6 million for the TTM ended June 30, 2024. Unlevered free cash flow year-over-year growth of 24% to $102.9 million for the TTM ended June 30, 2025, or 15% of TTM total revenue, compared to $82.7 million for the TTM ended June 30, 2024.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.
Business Highlights
•Achieved Security ARR of $203 million as of June 30, 2025, representing 40% year-over-year growth and 29% of Jamf’s total ARR, driven by the launch of our platform solutions and the Identity Automation acquisition.
•Delivered year-over-year International revenue growth of 15%.
•Completed the acquisition of Identity Automation on April 1, 2025.
•Successfully completed a $400 million Term Loan A on May 21, 2025. We intend to use the proceeds from the facility to finance the deferred purchase price in connection with the Identity Automation acquisition, repurchase a portion of Jamf’s convertible senior notes due 2026, and for general corporate purposes.
•Showcased Jamf’s latest platform advancements during its global customer event series, Jamf Nation Live, across the U.S. and Europe. Jamf's newest innovations in AI, automation, compliance, and identity management were featured at events in seven cities with over 1,600 attendees.
•On July 15, announced a strategic reinvestment plan to support the continued success of the business. This plan includes strategic reallocation of resources to allow for investment in areas with the highest potential to fuel growth and drive additional operational leverage in the business, including enhancing go-to-market to align with our platform strategy and accelerating investments in AI capabilities.
Financial Outlook
For the third quarter of 2025, Jamf currently expects:
•Total revenue of $176.0 to $178.0 million
•Non-GAAP operating income of $41.5 to $42.5 million
For the full year 2025 we are increasing our outlook. Jamf currently expects:
•Total revenue of $701.0 to $704.0 million
•Non-GAAP operating income of $153.5 to $155.5 million
•Year-over-year unlevered free cash flow growth of at least 75%
To assist with modeling, for the third quarter of 2025 and full year 2025, amortization is expected to be approximately $13.0 million and $48.0 million, respectively. In addition, for the third quarter of 2025 and full year 2025, stock-based compensation and related payroll taxes are expected to be approximately $26.3 million and $105.0 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) and unlevered free cash flow to cash flow from operations because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, and extraordinary legal settlements and non-recurring litigation costs. Historically, adjustments to unlevered free cash flow have included, but are not limited to, cash paid for interest, cash paid for acquisition-related expense, cash paid for system transformation costs, cash paid for restructuring and other cost optimization charges, cash paid for contingent consideration, and cash paid for extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income and unlevered free cash flow are not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income and cash flow from operations being materially less than is indicated by currently estimated unlevered free cash flow.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on August 7, 2025.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on August 7, 2025, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD.

Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, adjusted EBITDA as a percentage of revenue, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction gain, amortization of debt issuance costs, acquisition-related expense, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, impairment charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial measures, when taken collectively with GAAP financial measures, may be helpful to investors because they provide consistency and comparability with our past financial performance, provide additional understanding of factors and trends affecting our business, and assist in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Our non-GAAP financial measures are presented for supplemental informational purposes only, and should not be considered a substitute for financial measures presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation is provided for each non-GAAP financial measure used in this press release to the most directly comparable financial measure stated in accordance with GAAP at the end of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measure.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, the benefits Jamf anticipates from the strategic reinvestment plan, the strategic reinvestment plan and its impact on Jamf’s business and financial results, including with respect to Jamf’s ability to achieve growth and profitability goals, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on

Form 10-K for the fiscal year ended December 31, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protects personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Liarna LaPorta
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$481,537	$224,680
Trade accounts receivable, net of allowances of $591 and $577	150,326	138,791
Deferred contract costs	29,485	27,958
Prepaid expenses	22,017	12,679
Other current assets	18,901	20,549
Total current assets	702,266	424,657
Equipment and leasehold improvements, net	18,838	19,321
Goodwill	1,063,111	882,593
Other intangible assets, net	200,324	147,823
Deferred contract costs, non-current	59,410	59,663
Other assets	45,922	46,172
Total assets	$2,089,871	$1,580,229

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,566	$18,405
Accrued liabilities	96,727	68,363
Income taxes payable	3,556	1,014
Deferred revenue	350,942	333,573
Term loan, net, current	15,000	—
Total current liabilities	482,791	421,355
Deferred revenue, non-current	57,248	52,136
Deferred tax liability, net	4,836	5,180
Convertible senior notes, net	370,779	369,514
Term loan, net, non-current	382,691	—
Other liabilities	16,362	16,061
Total liabilities	1,314,707	864,246
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	125
Treasury stock	—	(741)
Additional paid-in capital	1,323,383	1,269,264
Accumulated other comprehensive loss	(5,393)	(30,060)
Accumulated deficit	(542,951)	(522,605)
Total stockholders’ equity	775,164	715,983
Total liabilities and stockholders’ equity	$2,089,871	$1,580,229

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue:
Subscription	$172,763	$149,428	$336,987	$297,781
Services	3,735	3,497	7,132	7,203
License	3	91	3	155
Total revenue	176,501	153,016	344,122	305,139
Cost of revenue:
Cost of subscription(1)(2)(3)(4)(5)(6) (exclusive of amortization expense shown below)	34,825	28,141	65,527	56,151
Cost of services(1)(2)(3)(4)(5)(6) (exclusive of amortization expense shown below)	4,299	3,619	7,848	7,389
Amortization expense	4,671	3,244	7,522	6,556
Total cost of revenue	43,795	35,004	80,897	70,096
Gross profit	132,706	118,012	263,225	235,043
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)(6)	64,231	61,905	123,943	126,687
Research and development(1)(2)(3)(4)(5)(6)	39,204	34,753	74,661	69,015
General and administrative(1)(2)(3)(4)(5)(6)(7)	35,877	34,427	68,545	66,625
Amortization expense	8,374	6,895	15,212	13,793
Total operating expenses	147,686	137,980	282,361	276,120
Loss from operations	(14,980)	(19,968)	(19,136)	(41,077)
Interest (expense) income, net	(1,621)	1,641	(293)	3,681
Foreign currency transaction gain	193	431	3,374	19
Other expense, net	(850)	—	(850)	—
Loss before income tax provision	(17,258)	(17,896)	(16,905)	(37,377)
Income tax provision	(3,617)	(1,366)	(3,441)	(2,409)
Net loss	$(20,875)	$(19,262)	$(20,346)	$(39,786)

Net loss per share, basic	$(0.16)	$(0.15)	$(0.16)	$(0.31)
Net loss per share, diluted	$(0.16)	$(0.15)	$(0.16)	$(0.31)

Weighted-average shares used to compute net loss per share, basic	132,236,895	127,911,770	131,047,901	127,603,390
Weighted-average shares used to compute net loss per share, diluted	132,236,895	127,911,770	131,047,901	127,603,390

(1) Includes stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$3,462	$2,983	$6,523	$5,611
Services	407	451	797	863
Sales and marketing	8,386	8,285	15,560	14,674
Research and development	7,087	6,969	13,418	12,400
General and administrative	8,470	7,595	15,909	13,314
	$27,812	$26,283	$52,207	$46,862
(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$44	$45	$241	$182
Services	5	—	57	24
Sales and marketing	100	57	827	617
Research and development	76	57	546	359
General and administrative	76	171	505	436
	$301	$330	$2,176	$1,618
(3) Includes depreciation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$370	$307	$722	$605
Services	52	46	97	93
Sales and marketing	643	687	1,300	1,420
Research and development	466	449	931	893
General and administrative	250	251	536	509
	$1,781	$1,740	$3,586	$3,520
(4) Includes acquisition-related expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$61	$—	$61	$—
Services	—	88	—	167
Sales and marketing	77	—	77	—
Research and development	5	236	5	419
General and administrative	2,439	2,062	4,493	4,188
	$2,582	$2,386	$4,636	$4,774

(5) Includes system transformation costs as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$111	$72	$218	$104
Services	17	—	30	—
Sales and marketing	236	84	575	135
Research and development	141	—	282	—
General and administrative	2,694	2,188	5,323	3,974
	$3,199	$2,344	$6,428	$4,213
(6) Includes restructuring and other cost optimization charges as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue:
Subscription	$65	$(3)	$69	$7
Services	31	—	31	—
Sales and marketing	282	947	391	6,518
Research and development	759	(26)	935	708
General and administrative	396	168	663	957
	$1,533	$1,086	$2,089	$8,190
(7) General and administrative also includes the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Offering costs	$—	$872	$—	$872
Extraordinary legal settlements and non-recurring litigation costs	—	64	—	(133)

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Operating activities
Net loss	$(20,346)	$(39,786)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization expense	26,320	23,869
Amortization of deferred contract costs	15,259	12,862
Amortization of capitalized CCA implementation costs	3,210	—
Amortization of debt issuance costs	1,519	1,397
Non-cash lease expense	2,253	2,856
Provision for credit losses and returns	580	130
Stock-based compensation	52,207	46,862
Deferred income tax benefit	(1,651)	(517)
Other	(1,056)	(590)
Changes in operating assets and liabilities:
Trade accounts receivable	(9,920)	(1,072)
Prepaid expenses and other assets	(10,004)	(16,553)
Deferred contract costs	(15,327)	(17,935)
Accounts payable	(2,586)	(7,235)
Accrued liabilities	(9,496)	(2,997)
Income taxes payable	2,207	244
Deferred revenue	8,615	(3,188)
Other liabilities	—	62
Net cash provided by (used in) operating activities	41,784	(1,591)
Investing activities
Acquisitions, net of cash acquired	(175,608)	—
Purchases of equipment and leasehold improvements	(3,857)	(2,733)
Purchase of investments	(3,000)	(2,500)
Other	17	(305)
Net cash used in investing activities	(182,448)	(5,538)
Financing activities
Proceeds from term loan	400,000	—
Debt issuance costs	(2,202)	(1,549)
Cash paid for offering costs	—	(197)
Payment of acquisition-related holdback	(3,600)	(3,600)
Repurchase and retirement of common stock	—	(35,357)
Proceeds from the exercise of stock options	368	1,756
Net cash provided by (used in) financing activities	394,566	(38,947)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(450)	(216)
Net increase (decrease) in cash, cash equivalents, and restricted cash	253,452	(46,292)
Cash, cash equivalents, and restricted cash, beginning of period	228,344	250,809
Cash, cash equivalents, and restricted cash, end of period	$481,796	$204,517

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$481,537	$200,858
Restricted cash included in other current assets	259	3,659
Total cash, cash equivalents, and restricted cash	$481,796	$204,517

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to Non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating expenses	$147,686	$137,980	$282,361	$276,120
Amortization expense	(8,374)	(6,895)	(15,212)	(13,793)
Stock-based compensation	(23,943)	(22,849)	(44,887)	(40,388)
Acquisition-related expense	(2,521)	(2,298)	(4,575)	(4,607)
Offering costs	—	(872)	—	(872)
Payroll taxes related to stock-based compensation	(252)	(285)	(1,878)	(1,412)
System transformation costs	(3,071)	(2,272)	(6,180)	(4,109)
Restructuring and other cost optimization charges	(1,437)	(1,089)	(1,989)	(8,183)
Extraordinary legal settlements and non-recurring litigation costs	—	(64)	—	133
Non-GAAP operating expenses	$108,088	$101,356	$207,640	$202,889

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Gross profit	$132,706	$118,012	$263,225	$235,043
Amortization expense	4,671	3,244	7,522	6,556
Stock-based compensation	3,869	3,434	7,320	6,474
Acquisition-related expense	61	88	61	167
Payroll taxes related to stock-based compensation	49	45	298	206
System transformation costs	128	72	248	104
Restructuring and other cost optimization charges	96	(3)	100	7
Non-GAAP gross profit	$141,580	$124,892	$278,774	$248,557
Gross profit margin	75%	77%	76%	77%
Non-GAAP gross profit margin	80%	82%	81%	81%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Operating loss	$(14,980)	$(19,968)	$(19,136)	$(41,077)
Amortization expense	13,045	10,139	22,734	20,349
Stock-based compensation	27,812	26,283	52,207	46,862
Acquisition-related expense	2,582	2,386	4,636	4,774
Offering costs	—	872	—	872
Payroll taxes related to stock-based compensation	301	330	2,176	1,618
System transformation costs	3,199	2,344	6,428	4,213
Restructuring and other cost optimization charges	1,533	1,086	2,089	8,190
Extraordinary legal settlements and non-recurring litigation costs	—	64	—	(133)
Non-GAAP operating income	$33,492	$23,536	$71,134	$45,668
Operating loss margin	(8)%	(13)%	(6)%	(13)%
Non-GAAP operating income margin	19%	15%	21%	15%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(20,875)	$(19,262)	$(20,346)	$(39,786)
Exclude: income tax provision	(3,617)	(1,366)	(3,441)	(2,409)
Loss before income tax provision	(17,258)	(17,896)	(16,905)	(37,377)
Amortization expense	13,045	10,139	22,734	20,349
Stock-based compensation	27,812	26,283	52,207	46,862
Foreign currency transaction gain	(193)	(431)	(3,374)	(19)
Amortization of debt issuance costs	794	708	1,519	1,397
Acquisition-related expense	2,582	2,386	4,636	4,774
Offering costs	—	872	—	872
Payroll taxes related to stock-based compensation	301	330	2,176	1,618
System transformation costs	3,199	2,344	6,428	4,213
Restructuring and other cost optimization charges	1,533	1,086	2,089	8,190
Impairment charges	850	—	850	—
Extraordinary legal settlements and non-recurring litigation costs	—	64	—	(133)
Non-GAAP income before income taxes	32,665	25,885	72,360	50,746
Non-GAAP provision for income taxes (1)	(7,839)	(6,212)	(17,366)	(12,179)
Non-GAAP net income	$24,826	$19,673	$54,994	$38,567
Net loss per share:
Basic	$(0.16)	$(0.15)	$(0.16)	$(0.31)
Diluted	$(0.16)	$(0.15)	$(0.16)	$(0.31)
Weighted-average shares used in computing net loss per share:
Basic	132,236,895	127,911,770	131,047,901	127,603,390
Diluted	132,236,895	127,911,770	131,047,901	127,603,390
Non-GAAP net income per share:
Basic	$0.19	$0.15	$0.42	$0.30
Diluted	$0.18	$0.14	$0.39	$0.28
Weighted-average shares used in computing non-GAAP net income per share:
Basic	132,236,895	127,911,770	131,047,901	127,603,390
Diluted	141,437,708	138,389,326	140,565,088	138,826,256
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(20,875)	$(19,262)	$(20,346)	$(39,786)
Interest expense (income), net	1,621	(1,641)	293	(3,681)
Provision for income taxes	3,617	1,366	3,441	2,409
Depreciation expense	1,781	1,740	3,586	3,520
Amortization expense	13,045	10,139	22,734	20,349
Stock-based compensation	27,812	26,283	52,207	46,862
Foreign currency transaction gain	(193)	(431)	(3,374)	(19)
Acquisition-related expense	2,582	2,386	4,636	4,774
Offering costs	—	872	—	872
Payroll taxes related to stock-based compensation	301	330	2,176	1,618
System transformation costs	3,199	2,344	6,428	4,213
Restructuring and other cost optimization charges	1,533	1,086	2,089	8,190
Impairment charges	850	—	850	—
Extraordinary legal settlements and non-recurring litigation costs	—	64	—	(133)
Adjusted EBITDA	$35,273	$25,276	$74,720	$49,188
Net loss as a percentage of total revenue	(12)%	(13)%	(6)%	(13)%
Adjusted EBITDA as a percentage of total revenue	20%	17%	22%	16%

	Six Months Ended June 30,			Years Ended December 31,		Trailing Twelve Months Ended June 30,
	2025	2024	2023	2024	2023	2025	2024
Net cash provided by (used in) operating activities	$41,784	$(1,591)	$(13,231)	$31,192	$35,964	$74,567	$47,604
Less:
Purchases of equipment and leasehold improvements	(3,857)	(2,733)	(1,786)	(9,009)	(2,934)	(10,133)	(3,881)
Free cash flow	37,927	(4,324)	(15,017)	22,183	33,030	64,434	43,723
Add:
Cash paid for interest	2,781	420	391	842	784	3,203	813
Cash paid for acquisition-related expense	4,416	1,775	1,208	10,270	2,975	12,911	3,542
Cash paid for system transformation costs	4,302	15,185	2,097	29,346	12,493	18,463	25,581
Cash paid for restructuring and other cost optimization charges	3,067	8,610	—	9,453	—	3,910	8,610
Cash paid for contingent consideration	—	—	6,000	—	6,000	—	—
Cash paid for extraordinary legal settlements and non-recurring litigation costs	—	294	—	305	132	11	426
Unlevered free cash flow	$52,493	$21,960	$(5,321)	$72,399	$55,414	$102,932	$82,695
Total revenue	$344,122	$305,139	$267,301	$627,399	$560,571	$666,382	$598,409
Net cash provided by (used in) operating activities as a percentage of total revenue	12%	(1)%	(5)%	5%	6%	11%	8%
Free cash flow margin	11%	(1)%	(6)%	4%	6%	10%	7%
Unlevered free cash flow margin	15%	7%	(2)%	12%	10%	15%	14%

Jamf Holding Corp.
Supplemental Information
Key Business Metrics
(in millions, except percentages)
(unaudited)

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023

ARR (1)	$710.0	$657.9	$646.0	$629.9	$621.7	$602.4	$588.6	$566.3	$547.8

ARR from management solutions as a percent of total ARR	71%	75%	76%	76%	77%	77%	77%	79%	79%

ARR from security solutions as a percent of total ARR	29%	25%	24%	24%	23%	23%	23%	21%	21%

ARR from commercial customers as a percent of total ARR	74%	76%	75%	75%	74%	74%	74%	73%	73%

ARR from education customers as a percent of total ARR	26%	24%	25%	25%	26%	26%	26%	27%	27%

Dollar-based net retention rate (2)	103%	104%	104%	106%	106%	107%	108%	108%	109%
(1) Beginning in Q2 2025, ARR is calculated using the current period exchange rate. ARR as of Q3 2024 was adjusted as a result of minor data reconfiguration and validation of accounts and metrics through year-end as part of our comprehensive systems update.
(2) Our dollar-based net retention rate for the trailing twelve months ended June 30, 2025 does not include Identity Automation since they have not been a part of our business for the full trailing twelve months.